ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2018
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

Letter to Shareholders

Dear Fellow Shareholders,
Over the past three months, if anything stands out to us it is the stock market’s ongoing strength and resiliency. The market shrugged off concerns of escalating tariffs and fears of rising inflation to extend the nine-year stock market rally that, in August, became the longest bull market on record. The S&P 500 posted its best quarter since 2013, increasing 7.7% and is up 10.6% for the year. Our Fund performed even better, increasing 8.3% and 11.3% for the third quarter and for the first nine months of the year, respectively.
Accelerating wage growth and unemployment reaching its lowest levels since 2000 helped push consumer confidence to 18-year highs. Companies in the S&P 500 reported 25% earnings growth in the second quarter, matching the first quarter’s strong performance. While lower tax rates contributed to these results, revenue growth also accelerated in 2018 for many companies. Given the broad economic strength, the Fed raised interest rates a quarter point in September for the third time this year and remains on track to increase rates again in December.
In our Fund, investments in Consumer Discretionary, Industrials, and Technology were the biggest contributors to our returns for the quarter. Although our Health Care stocks generated strong positive returns, increasing 13.3%, the performance was below our benchmark for the sector.
Strong consumer spending during the quarter resulted in the Consumer Discretionary sector performing well, increasing 13.2%. Our position in Advance Auto Parts, which increased 24.1%, was a significant contributor to our return in the sector. The company is benefiting from improved execution and favorable industry trends and has been delivering solid top-line growth and better-than-expected earnings results. We continue to believe they have significant room for margin expansion.
Another solid contributor to our returns was home improvement retailer Lowe’s, which increased 20.7%. Lowe's recently announced that Marvin Ellison, a former Home Depot executive, joined the company as CEO. He is moving quickly to bring new talent into the organization and is taking decisive action to improve profitability. We like the direction Mr. Ellison is taking the company and increased our position in the stock during the quarter.

Letter to Shareholders (continued)

Although concerns over new regulations weighed on many technology stocks during the quarter, particularly shares of Facebook and Google, the overall sector increased 9.6%. Microsoft was a top contributor to our returns once again, increasing 16.4% during the period. The company continues to successfully transition its business from delivering on-premise software to solutions available through the cloud. Amid this transition, Microsoft has established itself as one of the most important cloud-computing platforms. salesforce.com, another standout for the Fund, is also benefiting from its cloud strategy.
We recently repositioned our holdings within the highly-cyclical semiconductor industry group. After years of favorable supply/demand trends for memory chips, we believe the tide is turning. We exited our position in Lam Research and added NVIDIA Corporation to the portfolio. NVIDIA designs and manufactures computer graphics processors, chipsets, and software. The stock sold off after earnings, creating an attractive entry point. We see opportunities for the company to outperform driven by its new gaming platform as well as its growing data center business focused on artificial intelligence.
Within the Health Care sector, our holdings in Thermo Fisher Scientific performed particularly well, increasing 17.9%. Thermo Fisher is the market leader in life science tools and diagnostics. The company has a consistent track record of growing organically and using its capital effectively to achieve its strategic objectives. Recent regulatory changes that lower reimbursement fees negatively impacted the investment prospects of Laboratory Corporation, a diagnostic testing company. We exited our position during the quarter and used the proceeds to increase our investment in Merck & Co. The pharmaceutical company is a leader in immuno-oncology, which is one of the fastest-growing fields in pharmaceuticals. We believe its cancer drug, Keytruda, has the potential to increase revenue significantly.
For the nine months ended September 30, 2018, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 11.3%. This compares to a 10.6% total return for the S&P 500 and an 8.8% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 12.0%.
For the twelve months ended September 30, 2018, the Fund’s total return on NAV was 19.6%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 17.9% and 15.7%, respectively. The Fund’s total return on market price was 19.8%.

Letter to Shareholders (continued)

During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $15.2 million, or $.15 per share, consisting of $.03 net investment income and $.01 long-term capital gain, realized in 2017, and $.11 of net investment income realized in 2018, all taxable in 2018. These constitute the first three payments toward our annual 6.0% minimum distribution rate commitment. Additionally, the Fund repurchased 855,556 shares of its Common Stock during the past nine months. The shares were repurchased at an average price of $15.61 and a weighted average discount to NAV of 14.2%, resulting in a $.02 increase to NAV per share.
We thank you for investing with us and do not take your trust for granted. We remain focused on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
October 17, 2018

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2018	2017
At September 30:
Net asset value per share	$19.34	$17.68
Market price per share	$16.67	$15.21
Shares outstanding	100,868,448	98,684,525
Total net assets	$1,950,866,811	$1,744,456,638
Unrealized appreciation on investments	$685,210,378	$546,390,851

For the nine months ended September 30:
Net investment income	$14,939,543	$16,174,503
Net realized gain	$147,095,972	$108,858,787
Cost of shares repurchased	$13,351,346	$10,414,250
Shares repurchased	855,556	741,261
Total return (based on market price)	12.0%	20.9%
Total return (based on net asset value)	11.3%	17.4%

Key ratios:
Expenses to average net assets*	0.56%	0.57%
Net investment income to average net assets*	1.09%	1.32%
Portfolio turnover*	62.7%	41.0%
Net cash & short-term investments to net assets	1.0%	1.2%
*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2018
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$95,704,816	4.9%
Amazon.com, Inc.	85,728,400	4.4
Apple Inc.	77,970,596	4.0
Alphabet Inc. Class A & Class C	67,370,636	3.5
Visa Inc. Class A	48,884,313	2.5
Berkshire Hathaway Inc. Class B	47,832,174	2.5
Adams Natural Resources Fund, Inc.*	43,582,406	2.2
Bank of America Corp.	43,317,984	2.2
UnitedHealth Group Incorporated	43,204,896	2.2
Boeing Company	37,636,280	1.9
	$591,232,501	30.3%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

September 30, 2018
(unaudited)
	Shares	Value (a)
Common Stocks — 99.0%
Consumer Discretionary — 13.6%
Advance Auto Parts, Inc.	125,100	$21,058,083
Amazon.com, Inc. (b)	42,800	85,728,400
Chipotle Mexican Grill, Inc. (b)	25,600	11,635,712
Comcast Corporation Class A	286,000	10,127,260
Dollar General Corporation	193,937	21,197,314
Home Depot, Inc.	173,500	35,940,525
Lowe's Companies, Inc.	254,700	29,244,654
Netflix, Inc. (b)	66,700	24,954,471
Tractor Supply Company	183,600	16,685,568
Walt Disney Company	68,800	8,045,472
		264,617,459
Consumer Staples — 6.3%
Coca-Cola Company	161,800	7,473,542
Constellation Brands, Inc. Class A	60,600	13,066,572
Costco Wholesale Corporation	77,900	18,297,152
Mondelez International, Inc. Class A	463,500	19,911,960
Monster Beverage Corporation (b)	157,100	9,155,788
PepsiCo, Inc.	134,400	15,025,920
Philip Morris International Inc.	51,900	4,231,926
Procter & Gamble Company	131,850	10,973,875
Walmart Inc.	257,300	24,163,043
		122,299,778
Energy — 5.9%
Adams Natural Resources Fund, Inc. (c)	2,186,774	43,582,406
Andeavor	68,000	10,438,000
Diamondback Energy, Inc.	91,700	12,396,923
EOG Resources, Inc.	106,400	13,573,448
Exxon Mobil Corporation	168,400	14,317,368
Marathon Petroleum Corporation	87,900	7,029,363
Occidental Petroleum Corporation	160,500	13,188,285
		114,525,793

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Financials — 13.1%
Aflac Incorporated	316,300	$14,888,241
Bank of America Corp.	1,470,400	43,317,984
Berkshire Hathaway Inc. Class B (b)	223,400	47,832,174
BlackRock, Inc.	41,400	19,513,062
Goldman Sachs Group, Inc.	25,100	5,628,424
Intercontinental Exchange, Inc.	379,900	28,450,711
JPMorgan Chase & Co.	319,700	36,074,948
Lazard Ltd Class A	96,700	4,654,171
SunTrust Banks, Inc.	274,000	18,300,460
U.S. Bancorp	348,800	18,420,128
Wells Fargo & Company	358,500	18,842,760
		255,923,063
Health Care — 15.0%
Abbott Laboratories	421,700	30,935,912
Alexion Pharmaceuticals, Inc. (b)	107,200	14,901,872
Becton, Dickinson and Company	97,800	25,525,800
Biogen Inc. (b)	48,900	17,276,859
Edwards Lifesciences Corporation (b)	133,500	23,242,350
Johnson & Johnson	137,800	19,039,826
Medtronic plc	253,000	24,887,610
Merck & Co., Inc.	481,000	34,122,140
Pfizer Inc.	551,040	24,284,333
Thermo Fisher Scientific Inc.	145,400	35,489,232
UnitedHealth Group Incorporated	162,400	43,204,896
		292,910,830
Industrials — 10.3%
Alaska Air Group, Inc.	140,300	9,661,058
Boeing Company	101,200	37,636,280
Caterpillar Inc.	98,000	14,944,020
Cintas Corporation	59,000	11,670,790
Delta Air Lines, Inc.	216,200	12,502,846
Emerson Electric Co.	257,800	19,742,324
FedEx Corporation	81,400	19,600,306
General Electric Company	246,500	2,782,985
Honeywell International Inc.	193,000	32,115,200
Southwest Airlines Co.	154,700	9,661,015
Union Pacific Corporation	187,200	30,481,776
		200,798,600

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Information Technology — 26.0%
Accenture plc Class A	157,400	$26,789,480
Adobe Systems Incorporated (b)	117,200	31,638,140
Alphabet Inc. Class A (b)	30,900	37,298,772
Alphabet Inc. Class C (b)	25,197	30,071,864
Apple Inc.	345,400	77,970,596
Cisco Systems, Inc.	625,300	30,420,845
Facebook, Inc. Class A (b)	228,400	37,562,664
Mastercard Incorporated Class A	147,700	32,879,497
Microsoft Corporation	836,800	95,704,816
NVIDIA Corporation	83,500	23,465,170
Oracle Corporation	122,200	6,300,632
salesforce.com, inc. (b)	181,200	28,816,236
Visa Inc. Class A	325,700	48,884,313
		507,803,025
Materials — 2.0%
Air Products and Chemicals, Inc.	45,900	7,667,595
Ball Corporation	175,900	7,737,841
DowDuPont Inc.	206,600	13,286,446
LyondellBasell Industries N.V.	93,700	9,605,187
		38,297,069
Real Estate — 3.1%
American Tower Corporation	85,900	12,481,270
Prologis, Inc.	236,100	16,005,219
Public Storage	86,100	17,360,343
Simon Property Group, Inc.	86,600	15,306,550
		61,153,382
Telecommunication Services — 1.2%
AT&T Inc.	689,182	23,142,732

Utilities — 2.5%
Exelon Corporation	299,300	13,067,438
NextEra Energy, Inc.	99,000	16,592,400
Public Service Enterprise Group Incorporated	173,900	9,180,181
WEC Energy Group Inc.	166,200	11,095,512
		49,935,531

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,249,617,451)		$1,931,407,262
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers (b)(d)
(Cost $150,000)		994,000
Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.11% (e)	11,994,716	11,998,315
Northern Institutional Treasury Portfolio, 1.94% (e)	5,298,127	5,298,127
Total Short-Term Investments
(Cost $17,296,642)		17,296,442
Total — 99.9%
(Cost $1,267,064,093)		1,949,697,704
Other Assets Less Liabilities — 0.1%		1,169,107
Net Assets — 100.0%		$1,950,866,811

Schedule of Investments (continued)

September 30, 2018
(unaudited)
Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	QUALCOMM Incorporated (159,000 shares)	6/26/2019	$9,146,443	$2,422,871	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (130,800 shares)	6/26/2019	(9,083,798)	—	(789,033)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Procter & Gamble Company (174,400 shares)	8/2/2019	13,648,980	906,363	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (264,300 shares)	8/2/2019	(13,642,082)	—	(663,773)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Cheniere Energy, Inc. (151,400 shares)	9/14/2019	9,519,654	969,136	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	SPDR S&P 500 ETF Trust (33,400 shares)	9/14/2019	(9,457,100)	—	(278,209)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Old Dominion Freight Line, Inc. (42,923 shares)	10/9/2019	6,778,041	132,475	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Industrial Select Sector SPDR Fund (86,000 shares)	10/9/2019	(6,645,775)	—	(123,063)
Gross unrealized gain (loss) on open total return swap agreements					$4,430,845	$(1,854,078)
Net unrealized gain on open total return swap agreements (f)					$2,576,767

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley. At September 30, 2018, $2,590,000 in cash collateral was held by the Fund.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com